                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08076
               ---------------------------------------------------

                THE EMERGING MARKETS TELECOMMUNICATIONS FUND INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                Hal Liebes, Esq.
                The Emerging Markets Telecommunications Fund Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140


Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: November 30, 2003

Date of reporting period: December 1, 2002 to November 30, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

THE EMERGING MARKETS
TELECOMMUNICATIONS
FUND, INC.


ANNUAL REPORT
NOVEMBER 30, 2003


[ETF LISTED NYSE(R) LOGO]


3018-AR-03

CONTENTS

Letter to Shareholders                                                      1

Portfolio Summary                                                           5

Schedule of Investments                                                     7

Statement of Assets and Liabilities                                        10

Statement of Operations                                                    11

Statement of Changes in Net Assets                                         12

Statement of Cash Flows                                                    13

Financial Highlights                                                       14

Notes to Financial Statements                                              16

Report of Independent Auditors                                             24

Results of Annual Meeting of Shareholders                                  25

Description of InvestLink(SM) Program                                      26

Information Concerning Directors and Officers                              29

LETTER TO SHAREHOLDERS

                                                                January 16, 2004

DEAR SHAREHOLDER:

We are writing to report on the activities of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for the fiscal year ended November 30, 2003. The Fund's total return for the period, based on net asset value ("NAV"), was 11.92% vs. an increase of 40.87% for the Morgan Stanley Capital International Emerging Markets Free ("EMF") Index* and an increase of 28.96% for the telecommunications services subsector of the EMF Index.

PERFORMANCE

The Fund's underperformance was attributable largely to its private holdings, which declined in value in the period. For the most part, this reflected weakness in technology-oriented venture capital funds. The collective decline in the Fund's private holdings almost entirely accounted for the Fund's underperformance of the EMF's telecommunications subsector. (The Fund's underperformance of the broad EMF Index additionally reflected the underperformance of emerging telecommunications stocks compared with a broader, sectorally diversified universe of emerging market equities.) This notwithstanding, the Fund's private holdings have enhanced its performance over its history. Furthermore, as described below, we see some grounds for encouragement going forward regarding the prospects for technology-oriented funds.

Factors that contributed positively to the Fund's return vs. the emerging telecommunications group included good stock selection in Asia, particularly within China. The Fund also benefited from good stock selection in Latin America, which partly offset the negative effect of its underweight position in the region. In the Eastern Europe/Middle East/ Africa ("EMEA") segment, the Fund benefited from its non-index bet in Russian cellular companies, which significantly outperformed.

THE MARKET: BUOYED BY RISING RISK TOLERANCE

Following a disappointing start to the period, emerging telecoms as a group enjoyed a sustained rally as investors began to embrace risk in almost all forms. This shift in sentiment aided telecommunications stocks in general and certain lower-tier, more-speculative telecom stocks in particular.

Early in the period, emerging telecoms and many other sectors, both developed and emerging, suffered from a weak global economic recovery and heightened geopolitical tensions leading up to and through the U.S.-led war with Iraq. Beyond this, we witnessed some weakness in emerging wireless stocks as investors sought to avoid a potential "contagion" effect from proposed developed market reductions in wireless interconnection fees.

With the end of major armed conflict in Iraq in March, and subsequent indications of a rebound in the U.S. economy and equity marketplace, telecom stocks mounted a sustained rally, with wireless names significantly outperforming more defensive stocks (those with the bulk of their revenues generated by fixed line services).

This theme was particularly evident in the strong performance of wireless companies in Latin America and EMEA over much of the year, especially those in Brazil and South Africa. Most of Asia lagged, hampered by the same issues that have negatively impacted most telecoms--developed or emerging--over the past few years, notably: declining profits;

LETTER TO SHAREHOLDERS

increasing competition; weak pricing power, overcapacity, the cannibalization of voice communications from wireless to wireless/mobile; corporate governance; and weak demand for emerging third-generation (3-G) data-traffic services.

Elsewhere, certain Russian telecoms did well during the year, but their performance was hampered near the end of the period by an unstable political environment. And, in China, a few telecoms did very well, but concerns continued to mount that rapid subscriber growth might come at the expense of corporate profits.

STRATEGY

During the first quarter of 2003, the portfolio was underweight Latin America and emerging Europe, where we maintained a bias in favor of faster growing wireless companies, especially those in Mexico and parts of Eastern Europe.

In the second quarter, we took profits in China and Brazil, where valuations had appreciated rapidly, while continuing to look for undervalued companies in Central Europe.

The third quarter witnessed a slight shift in the portfolio in favor of two non-index, high growth wireless companies in Russia. We also liked companies that produce equipment for Asia's rapidly growing telecom markets, particularly those of China and India. We were less sanguine about South Korean operators, which suffered in part from the perception that they offered low growth, fixed income-like returns.

Finally, during the latter part of the period, we reduced positions in China, which appeared to be overheating. We also reduced positions in South Korea and Russia. This said, we remained overweight to Russia's telecom growth stocks, but reduced our overall position in light of heightened political instability.

In Latin America, we increased our positions in Mexico and Chile. Chile, in particular, was one of the first Latin American countries to rebound economically. This country appears well positioned to benefit from a broad global economic recovery due to the strength of commodity prices (copper in particular) and its exposure to trade with Asia, one of the fastest growing regions globally.

Overall, the portfolio presently emphasizes growth stocks, but, as 2004 progresses, we will look to rotate out of some of the higher performing wireless concerns and re-invest in more value-oriented fixed line and integrated companies that we believe might outperform as the global economic recovery matures.

What's in store for rapidly growing wireless companies over the intermediate term? Time will tell, but we feel there might be room for upside surprises in this segment, as economic recovery encourages subscriber growth and improved profitability. Even now, we are seeing near-continuous upgrades in what were admittedly conservative top line earnings forecasts for wireless companies in Russia, Latin America, Europe and elsewhere.

There are risks, to be sure. Along with the ever-present risks of major terrorist attacks and a pullback in global growth, emerging telecom stocks may well suffer from oversupply, as developed and developing nations seek to take advantage

LETTER TO SHAREHOLDERS

of currently favorable market conditions by selling substantial stakes in government-owned telecommunications companies. Another concern is China, where investor enthusiasm remains virtually unchecked. Bad news there could put the global economic recovery story into question.

We now see China more as a source of funds for other investments, than as a particularly attractive investment opportunity in its own right due to high valuations. In Russia, we expect to maintain our reduced holdings, at least for the time being. With new elections scheduled for the first quarter of 2004, we would hope to see politics off the front page of the newspapers. If so, we would look to increase our holdings in Russia's telecom sector, once again.

In the integrated and pure fixed line market segments, we see opportunities further out, when the Federal Reserve and other central banks eventually raise interest rates to cool economic growth and as investors seek to balance their portfolios by adding the defensive, value-oriented stocks that have underperformed in recent quarters. Here, we will favor those companies we deem to have substantial free cash flows and have proven to be successful in making and managing acquisitions, without overpaying for them. As ever, we will monitor these segments closely, attempting to take advantage of any temporary price declines brought by negative news and overselling.

Finally, with respect to the technology-oriented funds noted above, we see some grounds for encouragement going forward. Recently, the pace of write-downs has slowed, with overall market conditions for the funds' underlying companies beginning to stabilize and improve. Generally, increases in the valuation of private placement holdings tend to lag the recovery of the public equity markets, as such increases are often driven by increased acquisition, IPO and venture capital financing activity, which are beginning to show signs of recovery. Should current public market trends continue, we hope to see increases in the valuation of these holdings as the underlying companies' prospects improve and they are able to raise additional growth financing at higher valuations, go public or are sold to strategic buyers.

Respectfully,


/s/ Emily Alejos

Emily Alejos
Interim Chief Investment Officer**

LETTER TO SHAREHOLDERS

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING MARKET INVESTMENTS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TELECOMMUNICATIONS, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets.
Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Interim Chief Investment Officer of the Fund and Chief Investment Officer of The Latin America Equity Fund, Inc. and The Brazilian Equity Fund, Inc. She is also an Investment Officer of The Chile Fund, Inc.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 2003 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

                                        NOVEMBER 30, 2003      NOVEMBER 30, 2002
Cellular Telecommunications                         37.14%                 40.58%
Computers                                            1.79%                  0.00%
Diversified Operations                               1.58%                  1.51%
Electric-Integrated                                  2.98%                  0.00%
Electronic Components/Semiconductors                 3.83%                  0.00%
Internet Services/Software                           3.76%                  1.36%
Telecommunications                                  12.87%                 16.56%
Telephone-Integrated                                20.28%                 13.01%
Venture Capital                                     13.07%                 16.51%
Other                                                2.21%                  7.44%
Cash & Other Assets                                  0.49%                  3.03%

[CHART]

GEOGRAPHIC ASSET BREAKDOWN

                                        NOVEMBER 30, 2003      NOVEMBER 30, 2002
Africa                                               5.51%                  0.00%
Asia                                                45.78%                 49.40%
Caribbean                                            0.00%                  4.53%
Latin America                                       29.53%                 21.92%
Middle East                                         10.33%                 11.79%
North America                                        1.59%                  1.32%
Global                                               6.77%                  8.01%
Cash & Other Assets                                  0.49%                  3.03%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 2003 (UNAUDITED) (CONCLUDED)

[CHART]

SUMMARY OF SECURITIES BY COUNTRY/REGION

                                        NOVEMBER 30, 2003      NOVEMBER 30, 2002
Asia                                                 3.56%                  2.46%
Brazil                                               8.12%                  0.00%
China                                                6.80%                  0.00%
Hong Kong                                            0.00%                 12.67%
Indonesia                                            2.54%                  3.32%
Israel                                               9.57%                 11.79%
Jamaica                                              0.00%                  4.53%
Mexico                                              18.06%                 17.40%
Russia                                               9.76%                  6.76%
South Korea                                         13.21%                 19.96%
South Africa                                         5.51%                  0.00%
Taiwan                                               5.62%                  1.30%
Global                                               6.77%                  8.01%
Other                                                9.99%                  8.77%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                          PERCENT OF
      HOLDING                                            SECTOR                    COUNTRY/REGION         NET ASSETS
---------------------------------------------------------------------------------------------------------------------
   1. America Movil, S.A. de C.V.              Cellular Telecommunications             Mexico               12.0

   2. Telefonos de Mexico, S.A. de C.V.           Telephone-Integrated                 Mexico                6.1

   3. Emerging Markets Ventures I L.P.               Venture Capital                   Global                5.9

   4. Tele Norte Leste Participacoes S.A.         Telephone-Integrated                 Brazil                5.5

   5. SK Telecom Co., Ltd.                     Cellular Telecommunications           South Korea             4.8

   6. AO VimpelCom                             Cellular Telecommunications             Russia                4.5

   7. MTN Group Ltd.                           Cellular Telecommunications          South Africa             4.4

   8. MediaTek Inc.                       Electronic Components/Semiconductors         Taiwan                3.8

   9. China Unicom Ltd.                        Cellular Telecommunications              China                3.5

  10. China Telecom Corp. Ltd.                     Telecommunications                   China                3.3

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2003

                                                          NO. OF
DESCRIPTION                                            SHARES/UNITS      VALUE
----------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-99.51%
EQUITY OR EQUITY-LINKED SECURITIES OF
 TELECOMMUNICATION COMPANIES IN EMERGING
 COUNTRIES-94.37%

ASIA-3.56%
INVESCO AsiaNET Fund plc+                                    97,560   $    402,435
Nirvana Capital Ltd.+#*                                      42,000         21,842
TVG Asian Communications
 Fund II, L.P.+^#                                         2,930,599      2,242,972
                                                                      ------------

TOTAL ASIA (Cost $4,120,885)                                             2,667,249
                                                                      ------------

BRAZIL-5.89%
Celular CRT Participacoes
 S.A., PNA                                                1,741,000        324,768
Tele Norte Leste Participacoes
 S.A., ADR                                                  289,300      4,087,809
                                                                      ------------

TOTAL BRAZIL (Cost $3,569,696)                                           4,412,577
                                                                      ------------

CHILE-1.01%
Compania de Telecomunicaciones
 de Chile S.A., ADR
 (Cost $598,044)                                             54,500        754,825
                                                                      ------------

CHINA-6.80%
China Telecom Corp. Ltd.                                  7,594,000      2,444,961
China Unicom Ltd.                                         2,724,000      2,648,594
                                                                      ------------

TOTAL CHINA (Cost $3,462,315)                                            5,093,555
                                                                      ------------

INDIA-0.84%
Bharti Tele-Ventures Ltd.+                                  335,000        621,035
The India Media, Internet and
 Communications Fund Ltd.+*                                  37,693         10,931
                                                                      ------------

TOTAL INDIA (Cost $638,505)                                                631,966
                                                                      ------------

INDONESIA-2.54%
PT Telekomunikasi Indonesia
 (Cost $1,383,420)                                        2,626,000      1,898,871
                                                                      ------------

ISRAEL-9.00%
BPW Israel Ventures LLC+^#                                1,156,470        680,675
Concord Ventures II Fund L.P.+^#                          3,280,000      1,397,503
Formula Ventures L.P.+^#                                  1,467,094        312,491
Giza GE Venture Fund III L.P.+^#                          1,540,000        810,979
K.T. Concord Venture Fund L.P.+^                          2,000,000   $  1,188,944
Lynx Photonic Networks+*                                    375,394        781,378
Lynx Series E+*                                             493,000        498,488
Neurone Ventures II, L.P.+^#                                337,500        152,270
NICE Systems Ltd., ADR+                                       5,000        118,750
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG+^#                                  1,000,000        593,180
Walden-Israel Ventures III, L.P.+^#                         340,313        206,890
                                                                      ------------

TOTAL ISRAEL (Cost $9,579,388)                                           6,741,548
                                                                      ------------

LATIN AMERICA-1.59%
J.P. Morgan Latin America Capital
 Partners (Cayman), L.P.+^                                  737,483        629,361
J.P. Morgan Latin America Capital
 Partners (Delaware), L.P.+^#                             1,244,560        557,650
                                                                      ------------

TOTAL LATIN AMERICA (Cost $1,445,278)                                    1,187,011
                                                                      ------------

MALAYSIA-0.94%
Astro All Asia Networks PLC+
 (Cost $682,742)                                            602,200        706,793
                                                                      ------------
MEXICO-18.06%
America Movil, S.A. de C.V.,
 Series L, ADR                                              349,900      8,971,436
Telefonos de Mexico, S.A. de C.V.,
 Class L, ADR                                               137,600      4,553,184
                                                                      ------------

TOTAL MEXICO (Cost $10,440,741)                                         13,524,620
                                                                      ------------

PHILIPPINES-1.90%
Philippine Long Distance
 Telephone Co.+
 (Cost $999,814)                                            105,000      1,423,889
                                                                      ------------

RUSSIA-9.76%
AO VimpelCom, ADR+                                           49,000      3,404,520
Independent Network Television,
 Series II+^                                              1,000,000        500,000
Mobile Telesystems, ADR                                      26,500      2,186,250
Rostelecom, ADR                                             105,400      1,220,532
                                                                      ------------

TOTAL RUSSIA (Cost $4,420,201)                                           7,311,302
                                                                      ------------

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                                                          NO. OF
DESCRIPTION                                            SHARES/UNITS      VALUE
----------------------------------------------------------------------------------
SOUTH AFRICA-5.51%
MTN Group Ltd.+                                             809,000   $  3,305,961
Telkom South Africa Ltd.+                                    80,160        823,026
                                                                      ------------

TOTAL SOUTH AFRICA (Cost $2,636,999)                                     4,128,987
                                                                      ------------

SOUTH KOREA-13.21%
KT Corp.                                                     59,100      2,281,303
KT Freetel                                                  140,500      2,372,738
NCsoft Corp.+                                                29,900      1,621,796
SK Telecom Co., Ltd., ADR                                   202,700      3,618,195
                                                                      ------------

TOTAL SOUTH KOREA (Cost $10,101,082)                                     9,894,032
                                                                      ------------

TAIWAN-5.62%
Compal Electronics Inc.                                     989,000      1,343,766
MediaTek Inc.                                               324,250      2,867,452
                                                                      ------------

TOTAL TAIWAN (Cost $3,689,277)                                           4,211,218
                                                                      ------------

THAILAND-0.61%
Advanced Info Service Public
 Co., Ltd.                                                  254,100        413,688
TelecomAsia Corp. Public Co.
 Ltd., Foreign Registered,
 Warrants (expiring 04/03/08)                             1,717,483         42,016
                                                                      ------------

TOTAL THAILAND (Cost $365,269)                                             455,704
                                                                      ------------

TURKEY-0.76%
Turkcell Iletisim Hizmetleri A.S.+
 (Cost $534,733)                                         74,200,000        568,232
                                                                      ------------

GLOBAL-6.77%
Emerging Markets Ventures
 I L.P.+^#                                                7,075,037      4,443,760
International Wireless
 Communications Holdings
 Corp.+^                                                     15,092              0
TeleSoft Partners L.P.+^                                  1,250,000        247,500
TeleSoft Partners II QP, L.P.+^#                          1,140,000        381,672
                                                                      ------------

TOTAL GLOBAL (Cost $7,230,371)                                           5,072,932
                                                                      ------------

TOTAL EMERGING COUNTRIES
 (Cost $65,898,760)                                                     70,685,311
                                                                      ------------

EQUITY SECURITIES OF TELECOMMUNICATION
  COMPANIES IN DEVELOPED COUNTRIES-1.59%

UNITED STATES-1.59%
Global TeleSystems, Inc.+                                    91,876   $          0
Technology Crossover Ventures
 IV, L.P.+^#                                              1,440,400      1,186,653
                                                                      ------------

TOTAL DEVELOPED COUNTRIES
 (Cost $3,034,168)                                                       1,186,653
                                                                      ------------

EQUITY SECURITES OF COMPANIES PROVIDING OTHER
  ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
  EMERGING COUNTRY'S INFRASTRUCTURE-3.55%

ARGENTINA-0.00%
Exxel Capital Partners V, L.P.+^
 (Cost $539,966)                                          1,897,761              0
                                                                      ------------

BRAZIL-2.23%
Companhia Energetica de Minas
 Gerais, PN
 (Cost $1,553,253)                                      104,500,000      1,672,426
                                                                      ------------

CANADA-0.00%
Officeland Inc., PNA+*(a)                                   168,067              0
Officeland Inc., PNC+*(b)                                   133,654              0
                                                                      ------------

TOTAL CANADA (Cost $638,256)                                                     0
                                                                      ------------

CHILE-0.75%
Enersis S.A., ADR
 (Cost $561,965)                                             86,900        559,636
                                                                      ------------

ISRAEL-0.57%
Elbit Systems Ltd.                                           20,000        325,309
The Renaissance Fund LDC+^                                      160        103,339
                                                                      ------------

TOTAL ISRAEL (Cost $828,030)                                               428,648
                                                                      ------------

TOTAL OTHER ESSENTIAL SERVICES
 (Cost $4,121,470)                                                       2,660,710
                                                                      ------------

TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $73,054,398)                                          74,532,674
                                                                      ------------

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                       PRINCIPAL
DESCRIPTION                                          AMOUNT (000'S)      VALUE
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-19.92%

GRAND CAYMAN-0.34%
Brown Brothers Harriman & Co.,
 overnight deposit, 0.25%,
 12/01/03** (Cost $256,000)                            $        256   $    256,000
                                                                      ------------

UNITED STATES-19.58%
Bear, Stearns & Co. Inc.,
 repurchase agreement,
 (Agreement dated 11/28/03 to
 be repurchased at $12,027,990),
 1.1875%, 12/01/03***                                        12,027     12,026,800

Bear, Stearns & Co. Inc.,
 repurchase agreement,
 (Agreement dated 11/28/03 to
 be repurchased at $2,636,171),
 0.5312%, 12/01/03***                                         2,636      2,636,054
                                                                      ------------

TOTAL UNITED STATES
 (Cost $14,662,854)                                                     14,662,854
                                                                      ------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $14,918,854)                                                     14,918,854
                                                                      ------------

TOTAL INVESTMENTS-119.43%
 (Cost $87,973,252) (Notes A, D, F)                                     89,451,528
                                                                      ------------

LIABILITIES IN EXCESS OF
 CASH AND OTHER ASSETS-(19.43)%                                        (14,552,304)
                                                                      ------------

NET ASSETS-100.00%                                                    $ 74,899,224
                                                                      ============

+    Security is non-income producing.
^ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by the Board of Directors. (See Notes A and G.)
# As of November 30, 2003, the Fund has committed to investing additional capital as follows: Nirvana Capital Ltd. ($180,000), TVG Asian Communications Fund II, L.P. ($1,069,401), BPW Israel Ventures LLC ($1,143,530), Concord Ventures II Fund L.P. ($720,000), Formula Ventures L.P. ($32,906), Giza GE Venture Fund III L.P. ($1,210,000), Neurone Ventures II, L.P. ($412,500), SVE Star Ventures Enterprises GmbH & Co. No. IX KG ($1,000,000), Walden-Israel Ventures III, L.P. ($1,034,688), J.P.
     Morgan Latin America Capital Partners (Delaware), L.P. ($3,459,860), Emerging Markets Ventures I L.P. ($1,024,964), TeleSoft Partners II QP, L.P. ($1,260,000) and Technology Crossover Ventures IV, L.P. ($559,600). The aggregate amount of open commitments for the Fund is $13,107,449.
* Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Directors. (See Note A.)
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
*** Represents security purchased with cash collateral received for securities on loan.
(a)  With an additional 134,454 warrants, expiring 04/21/05, with no market value.
(b)  With an additional 133,654 warrants, expiring 04/21/05, with no market value.
ADR  American Depositary Receipts.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNC  Preferred Shares, Class C.

The following is a breakdown of the equity or equity-linked securities portion of the Fund, by sector classification, as of November 30, 2003.

                                                               % OF NET
SECTOR                                                          ASSETS
------                                                         --------
Aerospace/Defense-Equipment                                       0.43
Cellular Telecommunications                                      37.14
Computers                                                         1.79
Diversified Operations                                            1.58
Electric-Integrated                                               2.98
Electronic Components/Semiconductors                              3.83
Internet Services/Software                                        3.76
Investment & Holding Companies                                    0.14
Multimedia                                                        0.94
Technology                                                        0.03
Telecommunications                                               12.87
Telephone-Integrated                                             20.28
Television                                                        0.67
Venture Capital                                                  13.07
                                                                 -----
                                                                 99.51
                                                                 =====

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2003

ASSETS

Investments, at value, including collateral for securities on loan of $14,662,854 (1)
 (Cost $87,973,252) (Notes A, D, F)                                                           $    89,451,528
Cash (including $5,739 of foreign currencies with a cost of $7,000)                                     6,313
Distributions receivable                                                                              351,087
Prepaid expenses                                                                                        2,016
                                                                                              ---------------
Total Assets                                                                                       89,810,944
                                                                                              ---------------

LIABILITIES

Payables:
    Upon return of securities loaned (Note A)                                                      14,662,854
    Investment advisory fee (Note B)                                                                  130,192
    Directors' fees                                                                                     7,625
    Administration fees (Note B)                                                                        9,481
    Other accrued expenses                                                                            101,568
                                                                                              ---------------
Total Liabilities                                                                                  14,911,720
                                                                                              ---------------
NET ASSETS (applicable to 9,164,221 shares of common stock outstanding) (Note C)              $    74,899,224
                                                                                              ===============

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 9,164,221 shares issued and outstanding
 (100,000,000 shares authorized)                                                              $         9,164
Paid-in capital                                                                                   170,316,293
Accumulated net realized loss on investments and foreign currency related transactions            (96,903,248)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies                                           1,477,015
                                                                                              ---------------
Net assets applicable to shares outstanding                                                   $    74,899,224
                                                                                              ===============

NET ASSET VALUE PER SHARE ($74,899,224 DIVIDED BY 9,164,221)                                  $          8.17
                                                                                              ===============

MARKET PRICE PER SHARE                                                                        $          6.85
                                                                                              ===============

----------
(1) Includes securities out on loan to brokers with a market value of $14,120,098.

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003

INVESTMENT LOSS

Income (Note A):
   Dividends                                                                                  $       947,556
   Securities lending                                                                                  14,698
   Interest                                                                                             9,133
   Net investment loss allocated from partnerships                                                   (566,318)
   Less: Foreign taxes withheld                                                                      (112,722)
                                                                                              ---------------
   Total Investment Income                                                                            292,347
                                                                                              ---------------
Expenses:
   Investment advisory fees (Note B)                                                                  688,657
   Administration fees (Note B)                                                                        91,568
   Custodian fees                                                                                      71,082
   Legal fees                                                                                          64,968
   Audit fees                                                                                          62,581
   Directors' fees                                                                                     43,266
   Printing (Note B)                                                                                   43,205
   Accounting fees                                                                                     29,249
   Transfer agent fees                                                                                 25,140
   NYSE listing fees                                                                                   24,810
   Insurance                                                                                            9,434
   Miscellaneous                                                                                        9,625
                                                                                              ---------------
   Total Expenses                                                                                   1,163,585
                                                                                              ---------------
   Net Investment Loss                                                                               (871,238)
                                                                                              ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized loss from:
    Investments                                                                                    (4,883,881)
    Foreign currency related transactions                                                             (71,225)
Net change in unrealized depreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies                                 13,788,482
                                                                                              ---------------
Net realized and unrealized gain on investments and foreign currency related transactions           8,833,376
                                                                                              ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $     7,962,138
                                                                                              ===============

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       FOR THE FISCAL YEARS ENDED
                                                                                               NOVEMBER 30,
                                                                                    ----------------------------------
                                                                                         2003               2002
                                                                                    ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS

Operations:
   Net investment loss                                                              $      (871,238)   $    (1,636,771)
   Net realized loss on investments and foreign currency related transactions            (4,955,106)       (17,762,702)
   Net change in unrealized depreciation in value of investments and
    translation of other assets and liabilities denominated in foreign currencies        13,788,482          6,126,011
                                                                                    ---------------    ---------------
     Net increase/(decrease) in net assets resulting from operations                      7,962,138        (13,273,462)
                                                                                    ---------------    ---------------
Capital share transactions (Note H):
   Cost of 1,617,215 shares purchased under tender offer                                         --        (10,560,414)
                                                                                    ---------------    ---------------
     Total increase/(decrease) in net assets                                              7,962,138        (23,833,876)
                                                                                    ---------------    ---------------

NET ASSETS

Beginning of year                                                                        66,937,086         90,770,962
                                                                                    ---------------    ---------------
End of year                                                                         $    74,899,224    $    66,937,086
                                                                                    ===============    ===============

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003

DECREASE IN CASH FROM

Operating Activities:
  Investment income received                                                        $       521,530
  Partnership distributions received                                                        490,338
  Operating expenses paid                                                                (1,266,580)
  Purchases of long-term portfolio investments                                          (81,222,878)
  Proceeds from disposition of long-term portfolio investments                           79,467,160
  Net proceeds from disposition of short-term portfolio investments                       2,009,000
                                                                                    ---------------

Net decrease in cash from operating activities                                                         $        (1,430)
Cash at beginning of year                                                                                        7,743
                                                                                                       ---------------
Cash at end of year                                                                                    $         6,313
                                                                                                       ===============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET DECREASE IN CASH
FROM OPERATING ACTIVITIES

Net increase in net assets resulting from operations                                                   $     7,962,138

Adjustments:
 Decrease in accrued expenses                                                       $      (112,736)
 Increase in receivables                                                                   (337,135)
 Decrease in prepaid expenses                                                                 9,741
 Net increase in cash from investment transactions                                          253,282
 Net investment loss allocated from partnerships                                          1,056,656
 Net realized and unrealized gain on investments and foreign currency related
  transactions                                                                           (8,833,376)
                                                                                    ---------------
Total adjustments                                                                                           (7,963,568)
                                                                                                       ---------------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES                                                         $        (1,430)
                                                                                                       ===============

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS@

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                            FOR THE FISCAL YEARS                    FOR THE
                                                                                    ENDED                          SIX MONTHS
                                                                                 NOVEMBER 30,                        ENDED
                                                                  --------------------------------------------    NOVEMBER 30,
                                                                      2003           2002             2001            2000
                                                                  ------------   ------------     ------------    ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                              $       7.30   $       8.42     $      10.35    $      18.36
                                                                  ------------   ------------     ------------    ------------
Net investment income/(loss)                                             (0.10)+        (0.15)+++        (0.12)++        (0.14)+
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions                                   0.97          (1.03)           (1.88)          (4.78)
                                                                  ------------   ------------     ------------    ------------
Net increase/(decrease) in net assets resulting from operations           0.87          (1.18)           (2.00)          (4.92)
                                                                  ------------   ------------     ------------    ------------
Dividends and distributions to shareholders:
  Net investment income                                                     --             --               --              --
  Net realized gain on investments and foreign currency
    related transactions                                                    --             --               --           (3.09)
                                                                  ------------   ------------     ------------    ------------
Total dividends and distributions to shareholders                           --             --               --           (3.09)
                                                                  ------------   ------------     ------------    ------------
Anti-dilutive impact due to capital shares tendered
  or repurchased                                                            --           0.06             0.07              --
                                                                  ------------   ------------     ------------    ------------
Net asset value, end of period                                    $       8.17   $       7.30     $       8.42    $      10.35
                                                                  ============   ============     ============    ============
Market value, end of period                                       $       6.85   $       6.22     $       6.88    $      7.688
                                                                  ============   ============     ============    ============
Total investment return (a)                                              10.13%         (9.59)%         (10.50)%        (28.46)%
                                                                  ============   ============     ============    ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                           $     74,899   $     66,937     $     90,771    $    131,325
Ratio of expenses to average net assets (b)                               1.77%          1.90%            1.76%           1.91%(c)
Ratio of expenses to average net assets, excluding taxes                  1.77%          1.77%            1.74%           1.91%(c)
Ratio of net investment income/(loss) to average net assets              (1.33)%        (1.89)%          (1.18)%         (1.50)%(c)
Portfolio turnover rate                                                 120.31%         94.89%           82.16%          51.72%

@ Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.
# Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
+         Based on average shares outstanding.
++ Based on shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and November 30, 2001.
+++ Based on shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and November 30, 2002.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(c)       Annualized.

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS@

                                                                                FOR THE FISCAL YEARS ENDED MAY 31,
                                                                  --------------------------------------------------------------
                                                                      2000             1999            1998             1997
                                                                  ------------     ------------    ------------     ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                              $      12.13     $      16.37    $      21.54     $      20.95
                                                                  ------------     ------------    ------------     ------------
Net investment income/(loss)                                             (0.20)+          (0.04)+         (0.06)            0.10
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions                                   6.14            (2.41)          (1.40)            2.86
                                                                  ------------     ------------    ------------     ------------
Net increase/(decrease) in net assets resulting from operations           5.94            (2.45)          (1.46)            2.96
                                                                  ------------     ------------    ------------     ------------
Dividends and distributions to shareholders:
  Net investment income                                                     --               --           (0.09)           (0.27)
  Net realized gain on investments and foreign currency
    related transactions                                                    --            (1.96)          (3.62)           (2.10)
                                                                  ------------     ------------    ------------     ------------
Total dividends and distributions to shareholders                           --            (1.96)          (3.71)           (2.37)
                                                                  ------------     ------------    ------------     ------------
Anti-dilutive impact due to capital shares tendered
  or repurchased                                                          0.29             0.17              --               --
                                                                  ------------     ------------    ------------     ------------
Net asset value, end of period                                    $      18.36     $      12.13    $      16.37     $      21.54
                                                                  ============     ============    ============     ============
Market value, end of period                                       $     13.508     $      9.819    $     13.008     $     17.385
                                                                  ============     ============    ============     ============
Total investment return (a)                                              37.58%           (9.99)%         (4.57)%          14.31%
                                                                  ============     ============    ============     ============

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                           $    130,300     $     94,026    $    138,023     $    181,627
Ratio of expenses to average net assets (b)                               2.24%            2.09%           2.32%            1.90%
Ratio of expenses to average net assets, excluding taxes                  2.04%            2.01%           1.82%            1.82%
Ratio of net investment income/(loss) to average net assets              (1.15)%          (0.33)%         (0.29)%           0.52%
Portfolio turnover rate                                                 113.75%          179.66%         162.58%           42.14%

                                                                        FOR THE FISCAL YEARS ENDED MAY 31,
                                                                  ---------------------------------------------
                                                                      1996             1995            1994
                                                                  ------------     ------------    ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                              $      19.21     $      20.91    $      14.96
                                                                  ------------     ------------    ------------
Net investment income/(loss)                                              0.27             0.11            0.13
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions                                   1.91             0.01            7.03#
                                                                  ------------     ------------    ------------
Net increase/(decrease) in net assets resulting from operations           2.18             0.12            7.16
                                                                  ------------     ------------    ------------
Dividends and distributions to shareholders:
  Net investment income                                                  (0.04)           (0.04)          (0.15)
  Net realized gain on investments and foreign currency
    related transactions                                                 (0.40)           (1.78)          (1.06)
                                                                  ------------     ------------    ------------
Total dividends and distributions to shareholders                        (0.44)           (1.82)          (1.21)
                                                                  ------------     ------------    ------------
Anti-dilutive impact due to capital shares tendered
  or repurchased                                                            --               --              --
                                                                  ------------     ------------    ------------
Net asset value, end of period                                    $      20.95     $      19.21    $      20.91
                                                                  ============     ============    ============
Market value, end of period                                       $     17.385     $     17.761    $     22.764
                                                                  ============     ============    ============
Total investment return (a)                                               0.21%          (13.94)%         64.74%
                                                                  ============     ============    ============

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                           $    176,628     $    161,925    $    176,253
Ratio of expenses to average net assets (b)                               1.77%            1.89%           1.81%
Ratio of expenses to average net assets, excluding taxes                    --               --              --
Ratio of net investment income/(loss) to average net assets               1.40%            0.53%           0.63%
Portfolio turnover rate                                                  27.71%           14.29%          43.98%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities primary market are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors. At November 30, 2003, the Fund held 22.63% of its net assets in securities valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $24,944,076 and fair value of $16,948,478. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the fiscal year ended November 30, 2003, the Fund did not incur such expense.

The Fund accrues foreign taxes on realized gains in an amount equal to what the Fund would owe if the securities were sold on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

SECURITIES LENDING: The market value of securities out on loan to brokers at November 30, 2003, was $14,120,098, for which the Fund has received cash as collateral of $14,662,854. Such cash collateral was reinvested into overnight repurchase agreements with Bear, Stearns & Co. Inc., which was in turn collateralized by U.S. Government securities with a value of $15,093,235. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At November 30, 2003, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the fiscal year ended November 30, 2003, CSAM earned $688,657 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended November 30, 2003, CSAM was reimbursed $12,684 for administrative services rendered to the Fund.

Credit Suisse Asset Management (Australia) Limited ("Sub-Adviser") serves as the Fund's sub-investment adviser. CSAM currently pays the Sub-Adviser on a quarterly basis a fee of $480,000 per annum for services rendered with respect to the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed as such. The Fund does not pay the Sub-Adviser.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended November 30, 2003, BSFM earned $78,884 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's administrator with respect to Brazilian investments. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial and tender related printing services. For the fiscal year ended November 30, 2003, Merrill was paid $57,964 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 9,164,221 shares outstanding at November 30, 2003, CSAM owned 14,333 shares.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTE D. INVESTMENT IN SECURITIES

For the fiscal year ended November 30, 2003 purchases and sales of securities, other than short-term investments, were $81,222,878 and $77,752,787, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the fiscal year ended November 30, 2003, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

At November 30, 2003, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income                                                  -
Accumulated net realized loss                                     $  (96,598,789)
Unrealized appreciation                                                1,172,556
                                                                  --------------
Total distributable earnings                                      $  (95,426,233)
                                                                  ==============

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended November 30, 2003, the Fund incurred and elected to defer net realized foreign currency losses of $15,078.

At November 30, 2003, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $96,583,711 of which $20,972,304 expires in 2006. This amount is subject to Internal Revenue Sections limitations. Capital loss carryforward of $5,308,276, $47,300,891, $17,356,479 and $5,645,761 expires in
2007, 2009, 2010 and 2011, respectively. It is uncertain whether the Fund will be able to realize the benefits before they expire.

At November 30, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $88,277,711, $12,974,475, $(11,800,658) and $1,173,817 respectively.

At November 30, 2003, the Fund reclassified from accumulated net realized loss on investments and foreign currency related transactions of $56,147 to accumulated net investment loss. In addition, the Fund reclassified $927,385 from accumulated net investment loss to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

NOTE G. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of November 30, 2003, per unit/share of such securities and percent of net assets which the securities comprise.

                                       NUMBER                                             FAIR                     PERCENT
                                         OF                                             VALUE AT      VALUE PER     OF NET
SECURITY                            UNITS/SHARES   ACQUISITION DATE(S)      COST       11/30/2003    UNIT/SHARE     ASSETS
--------                            ------------   -------------------   ----------   ------------   ----------   ---------
BPW Israel Ventures LLC                1,121,970   10/05/00 - 07/01/02   $  925,837   $    660,369   $     0.59      0.89
                                          17,250        01/07/03             15,850         10,153         0.59      0.01
                                          17,250        06/30/03             15,850         10,153         0.59      0.01
                                    ------------                         ----------   ------------                -------
                                       1,156,470                            957,537        680,675                   0.91
                                    ------------                         ----------   ------------                -------
Concord Ventures II Fund L.P.          3,000,000   03/29/00 - 07/29/02    2,393,492      1,278,204         0.43      1.71
                                         120,000        04/03/03            105,516         51,128         0.43      0.07
                                         160,000        07/15/03            140,688         68,171         0.43      0.09
                                    ------------                         ----------   ------------                -------
                                       3,280,000                          2,639,696      1,397,503                   1.87
                                    ------------                         ----------   ------------                -------
Emerging Markets
  Ventures I L.P.                      7,038,940   01/22/98 - 10/01/02    5,277,247      4,421,088         0.63      5.90
                                          36,097        06/30/03             29,374         22,672         0.63      0.03
                                    ------------                         ----------   ------------                -------
                                       7,075,037                          5,306,621      4,443,760                   5.93
                                    ------------                         ----------   ------------                -------
Exxel Capital Partners V, L.P.         1,897,761   05/11/98 - 12/03/98      539,966              0         0.00      0.00
                                    ------------                         ----------   ------------                -------
Formula Ventures L.P.                  1,399,747   08/06/99 - 07/03/02      550,826        298,146         0.21      0.40
                                          40,487        04/03/03             24,541          8,624         0.21      0.01
                                          26,860        07/24/03             16,954          5,721         0.21      0.01
                                    ------------                         ----------   ------------                -------
                                       1,467,094                            592,321        312,491                   0.42
                                    ------------                         ----------   ------------                -------
Giza GE Venture Fund III L.P.          1,375,000   01/31/00 - 05/28/02    1,084,737        724,088         0.53      0.97
                                         165,000        04/30/03            147,517         86,891         0.53      0.11
                                    ------------                         ----------   ------------                -------
                                       1,540,000                          1,232,254        810,979                   1.08
                                    ------------                         ----------   ------------                -------
Independent Network Television,
    Series II                          1,000,000        07/06/98          1,000,000        500,000         0.50      0.67
                                    ------------                         ----------   ------------                -------
International Wireless
    Communications Holdings
    Corp.                                 15,092        12/08/97            414,568              0         0.00      0.00
                                    ------------                         ----------   ------------                -------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                                       NUMBER                                             FAIR                     PERCENT
                                         OF                                             VALUE AT      VALUE PER     OF NET
SECURITY                            UNITS/SHARES   ACQUISITION DATE(S)      COST       11/30/2003    UNIT/SHARE     ASSETS
--------                            ------------   -------------------   ----------   ------------   ----------   ---------
J.P. Morgan Latin America Capital
     Partners (Cayman), L.P.             556,734   04/10/00 - 06/28/01   $  542,104   $    475,112   $     0.85      0.63
                                          31,052        04/17/03             30,886         26,499         0.85      0.04
                                         149,697        05/28/03            148,906        127,750         0.85      0.17
                                    ------------                         ----------   ------------                -------
                                         737,483                            721,896        629,361                   0.84
                                    ------------                         ----------   ------------                -------
J.P. Morgan Latin America Capital
     Partners (Delaware), L.P.         1,104,766   04/10/00 - 09/30/02      606,536        495,013         0.45      0.66
                                          71,258        12/09/02             59,619         31,929         0.45      0.05
                                          68,536        04/17/03             57,227         30,708         0.45      0.04
                                    ------------                         ----------   ------------                -------
                                       1,244,560                            723,382        557,650                   0.75
                                    ------------                         ----------   ------------                -------
K.T. Concord Venture Fund L.P.         2,000,000   12/08/97 - 09/29/00    1,866,215      1,188,944         0.59      1.59
                                    ------------                         ----------   ------------                -------
Neurone Ventures II, L.P.                270,000   11/24/00 - 06/17/02      208,772        121,816         0.45      0.16
                                          30,000        01/27/03             27,712         13,535         0.45      0.02
                                          37,500        06/23/03             34,641         16,919         0.45      0.02
                                    ------------                         ----------   ------------                -------
                                         337,500                            271,125        152,270                   0.20
                                    ------------                         ----------   ------------                -------
The Renaissance Fund LDC                     160   03/30/94 - 03/21/97      485,495        103,339       645.87      0.14
                                    ------------                         ----------   ------------                -------
SVE Star Ventures Enterprises
    GmbH & Co. No. IX KG                 730,000   12/21/00 - 03/04/02      568,845        433,021         0.59      0.58
                                          20,000        01/14/03                 --         11,864         0.59      0.01
                                         250,000        08/18/03            238,214        148,295         0.59      0.20
                                    ------------                         ----------   ------------                -------
                                       1,000,000                            807,059        593,180                   0.79
                                    ------------                         ----------   ------------                -------
Technology Crossover
    Ventures IV, L.P.                  1,272,200   03/08/00 - 08/07/02      799,164      1,048,084         0.82      1.40
                                         125,000        06/18/03            101,642        102,979         0.82      0.14
                                          43,200        11/14/03             43,200         35,590         0.82      0.04
                                    ------------                         ----------   ------------                -------
                                       1,440,400                            944,006      1,186,653                   1.58
                                    ------------                         ----------   ------------                -------
TeleSoft Partners L.P.                 1,250,000   07/22/97 - 06/07/01      614,980        247,500         0.20      0.33
                                    ------------                         ----------   ------------                -------
TeleSoft Partners II QP, L.P.            900,000   07/14/00 - 01/25/01      668,558        301,320         0.33      0.40
                                         240,000        12/12/02            225,643         80,352         0.33      0.11
                                    ------------                         ----------   ------------                -------
                                       1,140,000                            894,201        381,672                   0.51
                                    ------------                         ----------   ------------                -------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

                                       NUMBER                                             FAIR                     PERCENT
                                         OF                                             VALUE AT     VALUE PER     OF NET
SECURITY                            UNITS/SHARES   ACQUISITION DATE(S)      COST       11/30/2003    UNIT/SHARE     ASSETS
--------                            ------------   -------------------  ------------  ------------   ----------   ---------
TVG Asian Communications
    Fund II, L.P.                      1,727,586   06/07/00 - 09/24/02  $  1,521,882  $  1,322,231   $     0.77      1.77
                                          60,181        01/02/03              57,947        46,060         0.77      0.06
                                          43,594        03/31/03              41,976        33,365         0.77      0.04
                                          63,798        06/30/03              61,429        48,829         0.77      0.07
                                         432,232        07/16/03             416,186       330,814         0.77      0.44
                                          46,686        08/19/03              44,953        35,732         0.77      0.05
                                         556,522        11/07/03             556,522       425,941         0.77      0.57
                                    ------------                        ------------  ------------                -------
                                       2,930,599                           2,700,895     2,242,972                   3.00
                                    ------------                        ------------  ------------                -------
Walden-Israel Ventures III, L.P.         220,000   02/23/01 - 06/19/02       157,062       133,747         0.61      0.18
                                          68,750        04/01/03              60,929        41,796         0.61      0.06
                                          51,563        10/09/03              45,697        31,347         0.61      0.04
                                    ------------                        ------------  ------------                -------
                                         340,313                             263,688       206,890                   0.28
                                    ------------                        ------------  ------------                -------
Total                                                                   $ 22,975,905  $ 15,635,839                  20.89
                                                                        ============  ============                =======

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE H. SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on November 21, 2003, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 15% or more. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. The Board at the same time determined to suspend the Fund's annual self-tender program that had been announced in June of 2000. Open market purchases may also be made within the discretion of management if the discount is less than 15%. In November 2002, the Fund completed a tender offer for 15% of its outstanding shares (1,617,215 shares) at a price of $6.53 per share.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of The Emerging Markets Telecommunications Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") at November 30, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and issuers, provide a reasonable basis for our opinion.

As explained in Note A, the financial statements include securities valued at $16,948,478 (22.63% of net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures established by the Board of Directors to value such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, these values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 21, 2004

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On March 27, 2003, the Annual Meeting of Shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matter was voted upon:

(1)   To re-elect one director to the Board of Directors of the Fund.

NAME OF DIRECTOR                                           FOR         WITHHELD
--------------------------------------------------      ---------      ---------
George W. Landau                                        7,803,871       228,515

In addition to the director re-elected at the meeting, Enrique R. Arzac, James
J. Cattano, William W. Priest, Jr. and Martin M. Torino continue to serve as directors of the Fund.

Effective May 21, 2003, Joseph D. Gallagher was appointed as Chairman of the Fund, Chief Executive Officer and President. Laurence R. Smith who previously held these positions has resigned from the Fund effective May 21, 2003.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to EquiServe. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED) (CONCLUDED)

to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI
02940-3010.


InvestLink is a service mark of EquiServe, L.P.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                       TERM                                       NUMBER OF
                                                     OF OFFICE                                  PORTFOLIOS IN
                                                       AND                                          FUND
                                POSITION(S)           LENGTH               PRINCIPAL               COMPLEX           OTHER
NAME, ADDRESS AND               HELD WITH             OF TIME        OCCUPATION(S) DURING        OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH                      FUND               SERVED            PAST FIVE YEARS            DIRECTOR     HELD BY DIRECTOR
-------------------------   --------------------   ------------   ---------------------------   -------------   ------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac            Director; Nominating   Since 1996;    Professor of Finance and      8               Director of The
c/o Credit Suisse Asset     and Audit Committee    current term   Economics, Graduate                           Adams Express
Management, LLC             Member                 ends at the    School of Business,                           Company (a closed-
466 Lexington Avenue                               2004 annual    Columbia University                           end investment
New York, New York                                 meeting        since 1971                                    company); Director
10017-3140                                                                                                      of Petroleum and
                                                                                                                Resources
Date of Birth: 02/10/41                                                                                         Corporation (a
                                                                                                                closed-end
                                                                                                                investment company)

James J. Cattano            Director; Nominating   Since 1993;    President, Primary            4               None
55 Old Field Point Road     and Audit Committee    current term   Resources Inc. (an
Greenwich, Connecticut      Member                 ends at the    international trading and
06830                                              2004 annual    manufacturing company
                                                   meeting        specializing in the sale of
Date of Birth: 06/24/43                                           agricultural commodities
                                                                  throughout Latin American
                                                                  markets) since October 1996

George W. Landau            Director; Nominating   Since 1993;    Senior Advisor, Latin         5               Director of GAM
c/o Credit Suisse Asset     and Audit Committee    current term   America, The Coca-Cola                        Funds,Inc.
Management, LLC             Member                 ends at the    Company since 1988
466 Lexington Avenue                               2006 annual
New York, New York                                 meeting
10017-3140

Date of Birth: 03/04/20

Martin M. Torino            Director; Nominating   Since 1993;    Chief Executive Officer and   3               None
c/o Credit Suisse Asset     and Audit Committee    current term   Director of Celsur Logistica
Management, LLC             Member                 ends at the    S.A. (Logistics) since 2002;
466 Lexington Avenue                               2005 annual    Chairman of the Board of
New York, New York                                 meeting        Ingenio y Refineria San
10017-3140                                                        Martin Del Tabacal S.A.
                                                                  (sugar refinery) from
Date of Birth: 08/14/49                                           August 1996 to 2000

INTERESTED DIRECTOR

William W. Priest, Jr.*     Director               Since 1997;    Co-Managing Partner,          49              Director of Globe
Steinberg Priest & Sloane                          current term   Steinberg Priest & Sloane                     Wireless, L.L.C.
Capital Management, LLC                            ends at the    Capital Management, LLC                       (a maritime
12 East 49th Street                                2005annual     since March 2001;                             communications
12th Floor                                         meeting        Chairman and Managing                         company); Director
New York, New York                                                Director of CSAM from                         of InfraRed X (a
10017                                                             2000 to February 2001, Chief                  medical device
                                                                  Executive Officer and                         company)
Date of Birth: 09/24/41                                           Managing Director of CSAM
                                                                  from 1990 to 2000

                              POSITION(S)       LENGTH
NAME, ADDRESS AND              HELD WITH       OF TIME
DATE OF BIRTH                    FUND           SERVED             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------   ---------------   ----------   -----------------------------------------------------------------------
OFFICERS

Joseph D. Gallagher**       Chairman of the   Since 2003   Managing Director, Chief Executive Officer of CSAM and Global Chief
c/o Credit Suisse Asset     Fund, Chief                    Operating Officer of Credit Suisse Asset Management since 2003; Global
Management, LLC             Executive                      Chief Financial Officer, Credit Suisse Asset Management from 1999 to
466 Lexington Avenue        Officer and                    2003; Chief Executive Officer and Director of Credit Suisse Asset
New York, New York          President                      Management Limited, London, England, from June 2000 to 2003; Director of
10017-3140                                                 Credit Suisse Asset Management Funds (UK) Limited, London, England,
                                                           from June 2000 to 2003; Managing Director, Head-Asian Corporate
Date of Birth: 12/14/62                                    Finance and M&A, Credit Suisse First Boston, Hong Kong, China, from
                                                           January 1998 to May 1999; Officer of other Credit Suisse Funds

Emily Alejos***             Interim Chief     Since 1999   Director of CSAM since January 1999; Vice President of CSAM from 1997
c/o Credit Suisse Asset     Investment                     to January 1999; Associated with CSAM since 1997; Officer of other
Management, LLC             Officer                        Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 10/27/63

Hal Liebes                  Senior Vice       Since 1997   Managing Director and Global General Counsel of CSAM; Associated
c/o Credit Suisse Asset     President                      with CSAM since 1997; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 07/06/64

Michael A. Pignataro        Chief Financial   Since 1993   Director and Director of Fund Administration of CSAM; Associated with
c/o Credit Suisse Asset     Officer and                    CSAM since 1984; Officer of other Credit Suisse Funds
Management, LLC             Secretary
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Rocco A. Del Guercio        Vice President    Since 1997   Vice President of CSAM; Associated with CSAM since 1996; Officer of
c/o Credit Suisse Asset                                    other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/28/63

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONCLUDED)

                              POSITION(S)      LENGTH
NAME, ADDRESS AND              HELD WITH       OF TIME
DATE OF BIRTH                    FUND           SERVED            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------   ---------------   ----------   -----------------------------------------------------------------------
OFFICERS--(CONCLUDED)

Robert M. Rizza             Treasurer         Since 1999   Assistant Vice President of CSAM since January 2001; Associated with
c/o Credit Suisse Asset                                    CSAM since 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

* Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended. Mr. Priest is an interested person of the Fund because he provided consulting services to CSAM within the last two years.

** Effective May 21, 2003, Joseph D. Gallagher was appointed as Chairman of the Fund, Chief Executive Officer and President of the Fund. Laurence R. Smith who previously held these positions has resigned effective May 21, 2003.

*** Effective December 13, 2003, Emily Alejos was appointed as Interim Chief Investment Officer. Yaroslaw Aranowicz who previously held the position has resigned from CSAM.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse U.S. Government Money Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

                       This page left intentionally blank.

SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2003, CSAM managed over $49 billion in the U.S. and, together with its global affiliates, managed assets of over $312 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmMktTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund  (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac                Director

James J. Cattano                Director

George W. Landau                Director

William W. Priest, Jr.          Director

Martin M. Torino                Director

Joseph D. Gallagher             Chairman of the Fund, Chief Executive Officer
                                and President

Emily Alejos                    Interim Chief Investment Officer

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and Secretary

Rocco A. Del Guercio            Vice President

Robert M. Rizza                 Treasurer


INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management (Australia) Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[ETF LISTED NYSE(R) LOGO]

                                                                      3018-AR-03

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 11(a)(1) to this Form. There were no amendments to the code during the fiscal year ended November 30, 2003. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended
November 30, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's governing board has determined that it has one audit committee financial expert serving on its audit committee: Enrique R. Arzac. The audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, James J. Cattano, George W. Landau and Martin M. Torino.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                                CSAM CAPITAL INC.

                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS
                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

          Credit Suisse Asset Management, LLC and CSAM Capital Inc. (collectively, "CSAM") are fiduciaries that owe each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

          The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

          The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

          The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

          For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals not addressed by the Policy. ISS will also provide CSAM with issue analysis and vote recommendation for the proxy proposals addressed by the Policy.

          Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

          CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm m writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

          CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

          In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

          CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting. These records include the following:

   -  a copy of the Policy;

   -  a copy of each proxy statement received on behalf of CSAM clients;

   -  a record of each vote cast on behalf of CSAM clients;

   - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

   - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

          CSAM reserves the right to maintain certain required proxy records with ISS m accordance with all applicable regulations.

DISCLOSURE

          CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

          ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

PROCEDURES

          The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

OPERATIONAL ITEMS

Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

  Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote for shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-bycase basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if, (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, appointed from the ranks of the independent board members with clearly delineated duties; (2) majority of independent directors; (3) all independent key committees; (4) committee chairpersons nominated by the independent directors; (5) CEO performance is reviewed annually by a committee of outside directors; (6) established governance guidelines; or (7) company performance.

  Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

PROXY CONTESTS

Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

  Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

  Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

          Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

MERGER AND CORPORATE RESTRUCTURING

          Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

          Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

          Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

          Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital;
(4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

          Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution

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to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

          Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

          Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price;

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(4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

          Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved. Recapitalization Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity, (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

          Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

          Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

          Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

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CAPITAL STRUCTURE

          Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

          Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

          Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

          Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

          Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

          Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to

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increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

          Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

          Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

          Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

          Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

          Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

EXECUTIVE AND DIRECTOR COMPENSATION

          Executive and Director Compensation

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          Votes on compensation plans for directors are determined on a case-by-case basis.

          Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-fordollar cash for stock exchange should be determined on a case-by-case basis.

          Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

          Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) valuefor-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

          Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

          Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

          401 (k) Employee Benefit Plans

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          Generally vote for proposals to implement a 401(k) savings plan for employees.

          Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote on a case-by-ease basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

          Performance-Based Stock Option Proposals

          Vote case-by-case on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options).

          Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

          Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

          Dated: July 30, 2003

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Form N-CSR disclosure requirement not yet applicable to the registrant.

ITEM 10. CONTROLS AND PROCEDURES.

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(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)    The registrant's code of ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)    Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND INC.


               /s/ Joseph D. Gallagher
               -----------------------
               Name: Joseph D. Gallagher
               Title:  Chief Executive Officer
               Date: February 5, 2004


               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

               /s/ Joseph D. Gallagher
               -----------------------

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               Name:  Joseph D. Gallagher
               Title: Chief Executive Officer
               Date:  February 5, 2004

               /s/ Michael A. Pignataro
               ------------------------
               Name:  Michael A. Pignataro
               Title: Chief Financial Officer
               Date:  February 5, 2004